J.P. Morgan Homebuilding and Building Products Conference May 17, 2016 Exhibit 99.1

From Management Matthew R. Zaist President and Chief Executive Officer

Disclosure Statement Certain statements contained in this presentation and in the Company’s press release for the three months ended March 31, 2016 and the accompanying comments during our conference call that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: community count growth, market and industry trends, the continued housing market recovery, operating results for the second quarter of 2016 and full year 2016, average sale price of homes to be closed in various periods, SG&A percentage, gross margins, future cash needs and liquidity, leverage ratios and reduction strategies, land acquisition spending and backlog conversion rates. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: the availability of labor and homebuilding materials and increased construction cycle times; adverse weather conditions, including but not limited to the continued drought in California and the Southwest; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; conditions in our newly entered markets and newly acquired operations; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry and credit markets; uncertainties in the capital and securities markets; terrorism or other hostilities involving the United States; building moratorium or “slow-growth” or “no-growth” initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; competition for home sales from other sellers of new and resale homes; cancellations and our ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; changes in governmental laws and regulations; whether we are able to pay off or refinance the outstanding balances of our debt obligations at their maturity; limitations on our ability to utilize our tax attributes; whether an ownership change occurred that could, under certain circumstances, have resulted in the limitation of our ability to offset prior years’ taxable income with net operating losses; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; our ability to integrate successfully the Polygon Northwest operation with our existing operations; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.

William Lyon Homes “At-a-Glance” One of the largest Western U.S. regional homebuilders with operations in California, Arizona, Nevada, Colorado, Washington and Oregon More than 60 year operating history with 96,000+ homes sold Provide a wide range of high-quality homes and product to entry-level, first and second-time move-up buyers, as well as luxury product. Leading market share positions in attractive housing markets Consistent growth and operating leverage More than 18,000 lots owned or controlled as of March 31, 2016 69 average communities for Q1 2016, expected to grow to approximately 80 communities by the end of Q2 2016 High growth Western U.S. market focus TTM Homebuilding Revenue and Closings by Division Revenue Closings $1.2 billion 2,469 homes Seattle Washington East Bay California Nevada Phoenix Las Vegas San Diego Arizona Los Angeles South Bay Orange County Colorado Fort Collins Denver Portland Oregon California 34% Arizona 7% Colorado 10% Nevada 12% Washington 16% Oregon 21%

Significant Growth in Revenues and Closings Total Revenue ($ Millions) Home Closings Over the last five years, home closings have nearly quadrupled and total revenue has increased fivefold.

Q1 2016 Performance Update

Summary of Q1 2016 Results William Lyon Homes’ business has continued to improve across a number of financial and operating metrics Net new home orders are up 17% y-o-y and dollar value of orders up 25% y-o-y. New home deliveries of 543 and Home sales revenue of $261.3 million are up 40% and 38% y-o-y, respectively. Operating income of $13.3 million, up 32%. Net income to common stockholders of $9.0 million, up 35% SG&A margin of 12.5%, reduction of 130 bps.

Backlog Conversion Rate Backlog Conversion Rate - Quarterly

Consistent Growth and Operating Leverage Over the last years, the Company has generated strong annual revenue growth and consistently lower SG&A as a percentage of homebuilding revenue. Q1’16 SG&A represents 12.5% of the quarterly homebuilding revenue, down from 13.8% in Q1’15. TTM Total Revenue ($ Millions) TTM Ending: TTM SG&A as a % of Homebuilding Revenue SG&A G&A

2016 Sales Volume – Actual vs. Prior Year Total Net Orders by Month (Units) % y-o-y change: +21% +22% +11% +3% 2015 2016 Avg. Sales Locations: 55 72 52 67 54 67 63 68 69 71 71 73 76 75 74 72 Monthly Absorption Rate: 3.0 2.8 3.6 3.4 4.3 3.8 4.5 4.3 4.0 4.0 3.1 3.1 2.4 2.3 2.6 2.1 Consistent Seq. Absorption Imprv.

Diversified product strategy, allowing us to offer a wide range of product, from entry level to luxury. We have implemented a land acquisition and product positioning strategy to increase our exposure to the entry level buyer segment. Entry level deliveries in Q1 2016 represented 35% of total deliveries as compared to 42% of all sold but not closed homes in backlog. ASP by Buyer Type ($ in ‘000s) Units by Buyer Type High Quality, Diverse Product Offerings Buyer Type - Q1 2016 Homes Closed Price Range - Q1 2016 Home Closings and Backlog Home Closings Backlog ASP: $481K ASP: $533K Buyer Type - Q1 2016 Ending Backlog ASP by Buyer Type ($ in ‘000s) Units by Buyer Type

Continued Growth and Diversification Through Monetization of High Quality Land Positions Total lots owned and controlled vs. years of land supply Q1 2016 deliveries (units) Continued diversification across markets Lots inventory summary as of 3/31/16 We own or control 18,035 lots as of March 31, 2016 in some of the most dynamic and land constrained markets in the Western U.S. Q1 2016 deliveries ($ revenue)

Divisional Market Summaries

Southern California – Active and Future Communities The Southern California Division comprises 1,895 owned and controlled lots at March 31, 2016. (1) Represents lots owned and controlled from projects that are actively selling. 7 12 9 11 10 13 3 4 5 2 1 14 6 8 15 Current Projects Future Projects

Northern California – Active and Future Communities The Northern California Division comprises 1,075 owned and controlled lots at March 31, 2016. Current Projects Future Projects 5 6 1 4 3 2 7 (1) Represents lots owned and controlled from projects that are actively selling. 8

Arizona – Active and Future Communities The Arizona Division comprises 5,122 owned and controlled lots at March 31, 2016. 8 2 5 3 4 1 6 7 (1) Represents lots owned from projects that are actively selling. Current Projects Future Projects

Nevada – Active and Future Communities The Nevada Division comprises 3,383 owned and controlled lots at March 31, 2016. 9 12 2 1 3 7 4 6 5 8 11 30 miles Summerlin Pahrump (1) Represents lots owned and controlled from projects that are actively selling. Current Projects Future Projects 10

Colorado – Active and Future Communities The Colorado Division comprises 1,567 owned and controlled lots at March 31, 2016. (1) Represents lots owned and controlled from projects that are actively selling. 6 7 5 4 1 2 3 8 Current Projects Future Projects

Washington – Active and Future Communities The Washington Division comprises 1,931 owned and controlled lots at March 31, 2016. Key Employers Downtown Boeing Starbucks Amazon Boeing Costco Microsoft 11 1 3 2 6 5 4 7 Current Projects Future Projects (1) Represents lots owned and controlled from projects that are actively selling. 13 8 9 10 12 14

Oregon – Active and Future Communities The Oregon Division comprises 3,062 owned and controlled lots at March 31, 2016. Nike Xerox FLIR Mentor Graphics Oregon Health & Science Foundation Intel Intel Hawthorne Kaiser 5 3 6 2 4 7 1 8 9 Downtown Future Projects Current Projects (1) Represents lots owned and controlled from projects that are actively selling. Key Employers

Significant Project Openings

Bayshores - Newark, CA

Bayshores - Newark, CA

River Terrace – Tigard, OR

River Terrace – Tigard, OR

Experienced and Long-Tenured Management Team Giles Patterson SVP and President of Colorado Division William H. Lyon Executive Chairman and Chairman of the Board Matthew Zaist President and Chief Executive Officer Brian Doyle EVP of Operations and President of California Region 17 17 Became Executive Chairman and Chairman of the Board in March 2016 Works closely with CEO and Board on strategic initiatives Previously served as CEO, President and Chief Operating Officer, Executive Vice President and Chief Administrative Officer 15 15 Oversees all strategic and operational aspects of the Company Previously served as Co-CEO, President and COO, Executive Vice President, and Corporate Vice President of Business Development & Operations Also served as the Company’s Director of Land Acquisitions for Southern California region Prior to joining the Company, was a principal at American Management Systems 27 17 Became President of San Diego Division in 2008, President of Southern California in 2009, President of the California Region in 2010 and EVP of Operations in 2015 Became Vice President and San Diego Division Manager in 2006 after joining WLH in 1997 Colin Severn Senior Vice President, CFO 20 12 Manages all finance, accounting, reporting, treasury and investor relation responsibilities Became CFO in 2009 and previously served as the Company’s Financial Controller Previously held positions with Ernst & Young, Irvine Company and Standard Pacific Homes Mary Connelly SVP and President of Nevada Division 31 15 Background Company Industry 37 21 (in years) Derek Straight SVP and President of Washington Division 10 10 Joined William Lyon Homes in August 2014 through the acquisition of Polygon Northwest Homes Has previously held positions as VP of Acquisition and Development and Development Manager for the Washington market at Polygon Northwest Fred Gast SVP and President of Oregon Division Joined William Lyon Homes in August 2014 through the acquisition of Polygon Northwest Homes Has previously held positions as President and Senior VP of the Portland market, and Acquisition and Development Manager at Polygon Northwest Julie Collins SVP and President of Arizona Division 23 20 Has served in this capacity since June of 2014 Previously served as SVP of Operations for the Company’s Arizona division Previously was CFO of Continental Homes in Phoenix, Arizona Has served in this capacity since rejoining the Company in May 1995 and founding the Nevada division Served as Vice President of San Diego Division from 1985 to 1987 Carl Morabito SVP and President of Northern California Division 27 22 Has served in this capacity since 2014 Has previously held positions of Division Manager, Vice President of Acquisitions and Development Jon Robertson SVP and President of Southern California Division 33 3 Joined William Lyon Homes in 2012, promoted to Senior Vice President and Division President in 2014 Previously held positions with California Pacific Homes 16 <1 Joined William Lyon Homes in October 2015 as part of strategic initiatives Previously Division President for Standard Pacific Homes Denver Division Previously Executive President of Fischer Homes (Multi-state private builder) overseeing operations

Drive revenue growth and profitability through community count growth and monetization of existing land supply Community count averaged 69 for Q1 2016, an increase of 28% over Q1 2015 average community count (54) Expect to open approximately 17 new home communities during Q2 2016 Remain disciplined in land acquisitions to support future growth Leverage long-standing local relationships with land sellers, master planned community developers and other builders Employ land strategy that is dynamic, nimble and responsive to prevailing and projected future market conditions Enhance our leading positions in current high growth Western U.S. markets Leverage our long-term and strong reputation for superior quality and customer service Maintain strict operating discipline focused on earnings and cash flow Decentralized management approach allows for detailed knowledge of local market conditions Optimize balance between opportunistic price increases and cost controls Prudent focus on investor returns and balance sheet optimization Substantial cash flow and earnings growth to reduce net leverage Focus on Continued Execution of Our Tested Strategy

Key Investment Highlights Strong market share in high quality markets Attractive land portfolio High quality, diverse product offerings Balanced capital structure Expertise in land acquisition, entitlement, and development Disciplined operating strategy Strong customer satisfaction and significant brand loyalty Experienced management team

Thank you!

Appendix

Year over Year Comparisons % y-o-y change: +117% +49% +10% +17% % y-o-y change: +76% +49% +35% +28% % y-o-y change: +24% 0% (18%) (8%) Net New Orders (Units) Order Value (In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +92% +50% +12% +25% Order ASP ($ In Thousands) $504 $444 $472 $475 $464 $473 $456 $486 2014 2015 2016

% y-o-y change: +47% +25% +13% +38% Year over Year Comparisons (continued) % y-o-y change: +65% +33% +13% +40% Homes Closed Homebuilding Revenue (In Millions) Bps y-o-y change: (120bps) +10bps +70bps +10bps Bps y-o-y change: (450bps) (160bps) (70bps) (110bps) Adjusted Gross Margin Gross Margin (GAAP) 2014 2015 2016

Backlog Growth – Year over Year Value $335M Homes 678 ASP $494k Q1 2015 Q1 2016 Value $472M Homes 885 ASP $533k Units 31%ASP 8%$ Value 41%

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of over $1.25 billion on a TTM basis, an increase of 42% over the TTM period in the prior year and up 88% over a two year period. Q1’16 dollar value of new orders was $335 million, up 25% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 42% Y-o-Y

Adjusted EBITDA Three Months Ended March 31, Twelve Months Ended December 31, 2016 2015 2015 2014 Adjusted EBITDA (dollars in thousands) Net income attributable to William Lyon Homes $9,014 $6,682 $57,335.684800000003 $44,625 Provision for income taxes 5,045 3,570 26,806.315200000001 23,797 Interest expense aaInterest incurred 20,261 18,033 76,222 65,559 aaInterest capitalized ,-20,261 ,-18,033 ,-76,222 ,-65,559 Amortization of capitalized interest included in cost of sales 11,747 6,701 38,416 26,510 Stock-based compensation 1,492 1,351 6,570 6,114 Depreciation and amortization 498 557 2,663 6,041 Non-cash purchase accounting adjustments q 6,593 4,333 28,919 9,979 Cash distributions of income from unconsolidated joint ventures 324 76 1,075 353 Equity in income of unconsolidated joint ventures -1,181 -,248 -3,239 -,555 Adjusted EBITDA $33,532 $23,022 $,158,546 $,116,864 Northern California 46 65

Adjusted Homebuilding Gross Margin (1) Cost of sales excluding interest and purchase accounting adjustments